LOOMIS SAYLES MID CAP GROWTH FUND

Supplement dated March 14, 2014 to the Loomis Sayles Mid Cap Growth Fund Class A,

C, N and Y Prospectus and the Natixis Funds Statement of Additional Information, each dated February 1, 2014, as may be revised and supplemented from time to time.

On March 14, 2014, the Loomis Sayles Mid Cap Growth Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.